                                  EXHIBIT 32.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nordson Corporation (the "Company") on Form 10-K for the year ended November 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter S. Hellman, Executive Vice President, Chief Financial and Administrative Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ PETER S. HELLMAN
                                          --------------------------------------
                                          Peter S. Hellman
                                          Executive Vice President,
                                          Chief Financial and
                                          Administrative Officer and Director

January 21, 2004

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